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                                                                      EXHIBIT 23

                                  [LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 2, 1998, included (or incorporated by reference) in this Form 10-K, for the year ended December 31, 1997, into the Company's previously filed Registration Statements (File Nos. 2-95746, 2-99967, 33-35951, 333-04273,
333-10415, 333-175155, 333-38047 and 333-41447).

                                          ARTHUR ANDERSEN LLP

Los Angeles, California
March 26, 1998

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